Exhibit 3.1

RESTATED

CERTIFICATE OF INCORPORATION

OF

MOTRICITY, INC.

(Originally incorporated on March 17, 2004 under the name Power By Hand, Inc.)

The undersigned, a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies that:

FIRST: The name of the corporation (hereinafter called the “Corporation”) is Motricity, Inc.

SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, 19801; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 975,000,000, consisting of 625,000,000 shares of common stock, par value one-tenth of one cent ($.001) per share (“Common Stock”), and 350,000,000 shares of preferred stock, par value one-tenth of one cent ($.001) per share (“Preferred Stock”). 8,922,566 shares of Series A Preferred Stock, 23,433,936 shares of Series B Preferred Stock, 2,259,121 shares of Series C Preferred Stock, 375,000 shares of Series D Preferred Stock, 7,338,769 shares of Series D1 Preferred Stock, 29,404,456 shares of Series E Preferred Stock, 36,684,050 shares of Series F Preferred Stock, 12,248,642 shares of Series G Preferred Stock, 21,084,337 shares of Series H Preferred Stock and 199,759,285 shares of Series I Preferred Stock, have been previously created, the voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor being such as are stated and expressed in Exhibit A attached hereto and incorporated herein by reference. The voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, in respect of the classes of stock of the Corporation are as follows:

I. Preferred Stock

A.	The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of Section 242(b)(2) of the Delaware General Corporation Law, unless a vote of the holders of the Preferred Stock, or any series thereof, is required pursuant to the terms thereof.

B.	Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the “Board of Directors”) as hereinafter provided.

C.	Authority is hereby vested in the Board of Directors from time to time to authorize the issuance of shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series and to fix by resolution or resolutions of the Board of Directors the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide, without limitation, the following:

1.	the maximum number of shares to constitute such series, which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board of Directors, the distinctive designation thereof and the stated value thereof if different than the par value thereof;

2.	whether the shares of such series shall have voting powers, full or limited, or no voting powers, and if any, the terms of such voting powers;

3.	the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock and whether such dividend shall be cumulative or noncumulative;

4.	whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms, limitations, restrictions or conditions of such redemption;

5.	the relative amounts, and the relative rights or preference, if any, of payment in respect of shares of such series, which the holders of shares of such series shall be entitled to receive upon the liquidation, dissolution or winding-up of the Corporation;

6.	whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

7.	whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class, classes or series, or other securities, whether or not issued by the Corporation, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting same;

8.	the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding-up;

9.	the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distributions of assets upon liquidation, dissolution or winding-up; and

10.	any other preference and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall not be inconsistent with law, this ARTICLE FOURTH or any resolution of the Board of Directors pursuant hereto.

II. Common Stock

A.	The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of Section 242(b)(2) of the Delaware General Corporation Law.

B.	Unless expressly provided by the Board of Directors of the Corporation in fixing the voting rights of any series of Preferred Stock, the holders of the outstanding shares of Common Stock shall exclusively possess all voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

C.	Subject to the prior rights of the holders of Preferred Stock now or hereafter granted pursuant to this ARTICLE FOURTH, the holders of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for that purpose, dividends payable either in cash, stock or otherwise.

D.	In the event of any liquidation, dissolution or winding-up of the Corporation, either voluntary or involuntary, after payment shall have been made in full to the holders of Preferred Stock of any amounts to which they may be entitled and subject to the rights of the holders of Preferred Stock now or hereafter granted pursuant to this ARTICLE FOURTH, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably accordingly to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

1. The number of directors which shall constitute the Board of Directors shall be fixed by, and in the manner provided in, the Bylaws; provided, that in no event shall the number of directors constituting the entire Board of Directors be greater than seven directors, except that upon the approval of at least all but one of the directors then in office, such number may be increased to up to nine directors.

2. Subject to the limitations set forth in this Certificate of Incorporation, the Board of Directors of the Corporation may adopt, enact, rescind, alter, amend or repeal the Bylaws of the Corporation; provided, however, that the Board shall have no power to rescind, alter, amend or repeal any by-law adopted, enacted, altered or amended by the stockholders or to adopt or enact any by-law that was previously rescinded or repealed by the stockholders. The stockholders shall have the power to adopt, amend or repeal the by-laws of the Corporation; provided, first, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal the by-laws of the Corporation; and provided, second, that the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal ARTICLE VII or Section 9.2 of the Bylaws.

3. The Corporation shall not adopt or approve the classification of directors of the Corporation for staggered terms pursuant to the provisions of Section 141 of the Delaware General Corporation Law, other than by amendment to this Certificate of Incorporation approved by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon. For the avoidance of doubt, the right, preferences and privileges of one or more series of Preferred Stock may permit holders of such series of Preferred Stock, voting separately as a series, to designate and elect one or more directors to the Board of Directors to serve for such terms as set forth in the terms of such series of Preferred Stock, provided that any such directors are up for reelection annually and shall not serve staggered or classified terms.

4. Without the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting as a single class, the Corporation shall not authorize or establish any Poison Pill. For purposes of this Certificate of Incorporation, a “Poison Pill” shall mean any plan or arrangement of the sort commonly referred to as a “stockholder rights plan” or “shareholder rights plan” or “poison pill” including, without limitation, any issuance of securities or other distribution to stockholders of the Corporation, whether or not pursuant to any plan that includes conversion rights, exchange rights, warrants, options or any other rights of any kind, any of which would entitle the holders thereof to acquire, or provides for the holders thereof to receive, any securities of the Corporation (but for the avoidance of doubt excluding any equity incentive plan, option plan or similar plan for the benefit of employees, directors and consultants) (i) at an exercise, option, conversion or exchange price that is less than the Fair Market Value (as defined below) of the underlying securities on the date of grant, (ii) at an exercise, option, conversion or exchange price that is determined by reference to the Fair Market Value of the underlying securities at the time of exercise and which either explicitly or implicitly by its terms would entitle the holders thereof to acquire, or provide for the holder thereof to receive, the underlying securities at a price other than the Fair Market Value of such securities on the date of grant or (iii) that is designed to prevent or make more difficult a hostile takeover of the Corporation by increasing the cost to a potential acquirer of such a takeover either through the issuance of new rights, shares of common stock or preferred stock or any other security or device that may be issued to stockholders of the Corporation other than all stockholders of the Corporation that carry severe redemption provisions, favorable purchase provisions or otherwise. For purposes of this paragraph, “Fair Market Value” means (1) as to any class of securities traded on a national securities exchange or quoted on the recognized over-the-counter market, or any class of securities convertible by its terms into such securities, the last closing price on such exchange or last sale price so reported, in each case as to such traded or reported class of securities on the date nearest preceding the date of determination of the Fair Market Value and (ii) as to all other securities, the fair market value determined by the Board of Directors in the exercise of its good faith and reasonable best judgment.

SIXTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article SIXTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

SEVENTH: The Corporation may, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

EIGHTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article EIGHTH; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal this Article EIGHTH, Article SIXTH, or Article SEVENTH.

NINTH: The Corporation expressly elects not be governed by Section 203 of the Delaware General Corporation Law.

TENTH: To the fullest extent permitted by the Delaware General Corporation Law, the Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities that are presented to any of (i) New Enterprise Associates, Inc., (ii) Koala Holding LP, (iii) TCV V L.P. (each, a “Securities Holder”) and (iv) any officer, director, equity holder or employee of the Corporation who is an employee of a Securities Holder or any of its Affiliates (each, a “Specified Director”). Without limiting the generality of the foregoing, the Corporation specifically renounces any rights the Corporation might have in any business venture or business opportunity of any Securities Holder or any of their respective Affiliates, and none of the Specified Directors or Securities Holders or any of their respective Affiliates shall have any obligation to offer any interest in any such business venture or business opportunity to the Corporation or otherwise account to the Corporation in respect of any such business ventures or opportunities. Furthermore, it shall not be deemed a breach of any fiduciary or other duties, if any, whether express or implied, for any Specified Director or Securities Holder to permit itself or one of its Affiliates to engage in a business opportunity in preference or to the exclusion of the Corporation. As used in this Article TENTH, an “Affiliate” (a) of any person shall mean any other person controlling, controlled by or under common control with such person, (b) in the case of any Securities Holder, includes any investment fund sponsored by an Affiliate of the Securities Holder and (c) in all cases shall not include the Corporation or its subsidiaries.

ELEVENTH: The office of President and/or Chief Executive Officer, on the one hand, and the position of the Chairman of the Board of Directors, on the other hand, shall not be held by the same person, except that upon the death, resignation or termination of the Chairman, President and/or Chief Executive Officer (1) the Board of Directors may combine the positions of Chairman and President and/or Chief Executive Officer for a period not to exceed four months at any one time and (2) in addition to any other vote then required by law, upon the approval of at least all but one of the directors then in office, such positions may be combined for a period in excess of four months but in no event beyond the annual meeting of stockholders immediately following the combination of such positions, unless the stockholders at such annual meeting agree to extend the period during which such positions may be combined.

In witness whereof, this Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized office this — day of —, 2010.

MOTRICITY, INC.,

By:
Ryan K. Wuerch, Chief Executive Officer

EXHIBIT A

A. Rights, Preferences and Restrictions of Preferred Stock. The rights, preferences, privileges and restrictions granted to and imposed on the Preferred Stock are as set forth below in this Exhibit A.

1. Dividend Provisions.

(a) The holders of shares of Series I Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefore; prior and in preference to any declaration or payment of any dividend on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred or Common Stock of this corporation, cumulative dividends at the rate of $0.038776 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like), per annum. Such cumulative dividends shall accrue on each share of Series I Preferred Stock from the respective original issue date of such share, and shall accrue from day to day based on a three hundred sixty-five (365) day year, whether or not earned or declared. In the event that such dividends have been declared, but shall not have been paid or a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other series of Preferred Stock. The holders of the outstanding Series I Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(a) upon the affirmative vote or written consent of the holders of at least a majority of the shares of Series I Preferred Stock then outstanding (voting as a separate series).

(b) After payment in full of the dividends set forth in Section 1(a), the holders of shares of Series H Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefore, prior and in preference to any declaration or payment of any dividend on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock or Common Stock of this corporation, cumulative dividends at the rate of $0.747 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like), per annum. Such cumulative dividends shall accrue on each share of Series H Preferred Stock from the respective original issue date of such share until February 23, 2009, and shall accrue from day to day based on a three hundred sixty-five (365) day year, whether or not earned or declared. In the event that dividends shall have accrued on any share of Series H Preferred Stock prior to February 23, 2009, and such dividends shall not have been declared and paid by February 23, 2009, such dividends shall be forfeited. No dividends shall accumulate on any share of Series H Preferred Stock after February 23, 2009. In the event that such cumulative dividends shall not have been paid or a sum sufficient for the payment thereof set apart and such cumulative dividends shall not have been forfeited, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other series of Preferred Stock (excluding the Series I Preferred Stock pursuant to Section 1(a)). The holders of the outstanding Series H Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(b) upon the affirmative vote or written consent of the holders of at least a majority of the shares of Series H Preferred Stock then outstanding (voting as a separate series).

(c) After payment in full of the dividends set forth in Sections 1(a) and 1(b), the holders of shares of Series G Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefore, prior and in preference to any declaration or payment of any dividend on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock of this corporation, non-cumulative dividends in an amount per share as declared by the Board of Directors. In the event that such dividends have been declared, but shall not have been paid or a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other series of Preferred Stock (excluding the Series I Preferred Stock pursuant to Section 1(a) and the Series H Preferred Stock pursuant to Section 1(b)). The holders of the outstanding Series G Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(c) upon the affirmative vote or written consent of the holders of at least a majority of the shares of Series G Preferred Stock then outstanding (voting as a separate series).

(d) After payment in full of the dividends set forth in Sections 1(a), 1(b) and 1(c), the holders of shares of Series F Preferred Stock and Series E Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefore, prior and in preference to any declaration or payment of any dividend on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock or Common Stock of this corporation, cumulative dividends at the rate of $0.0948 and $0.036729 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like), per annum, respectively. Such cumulative dividends shall accrue on each share of Series F Preferred Stock and Series E Preferred Stock from the respective original issue date of such share, and shall accrue from day to day based on a three hundred sixty-five (365) day year, whether or not earned or declared. In the event that such cumulative dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other series of Preferred Stock (excluding the Series I Preferred Stock pursuant to Section 1(a), the Series H Preferred Stock pursuant to Section 1(b), and the Series G Preferred Stock pursuant to Section 1(c)). The holders of the outstanding Series F Preferred Stock and Series E Preferred Stock can waive any dividend preference that such holders shall be entitled to receive under this Section 1(d) upon the affirmative vote or written consent of the holders of at least a majority of the shares of Series F Preferred Stock and Series E Preferred Stock then outstanding (voting together as a single class and not as separate series, and on an as-converted basis (excluding the Additional Series E IPO Shares (as defined below) prior to their actual issuance)); provided, however that in no event shall the dividend preference of any one series be waived unless the dividend preference of both series are waived at the same time and to the same extent.

(e) After payment in full of the dividends set forth in Sections 1(a), 1(b), 1(c) and 1(d) and the payment in full of the dividends on any Series D1, E and F Senior Securities (as defined below), the holders of the Series D1 Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefore, prior and in preference to any declaration or payment of any dividend on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock of this corporation, cumulative dividends at the rate of $0.0948 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares) per annum. Such cumulative dividends shall accrue on each share of Series Dl Preferred Stock from the respective original issue date of such share, and shall accrue from day to day based on a three hundred sixty-five (365) day year, whether or not earned or declared. In the event that such cumulative dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other series of Preferred Stock (excluding the Series I Preferred Stock pursuant to Section 1(a), the Series H Preferred Stock pursuant to Section 1(b), the Series G Preferred Stock pursuant to Section 1(c) and the Series F Preferred Stock and Series E Preferred Stock pursuant to Section 1(d)). For purposes of this Amended and Restated Certificate of Incorporation, “Series D1, E and F Senior Securities” shall mean any series of Preferred Stock ranking senior to the Series D1 Preferred Stock, Series E Preferred Stock and Series F Preferred Stock with respect to dividend rights and liquidation preferences.

(f) After payment in full of the dividends set forth in Sections 1(a), 1(b), 1(c), 1(d) and 1(e), the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefore, prior and in preference to any declaration or payment of any dividend on the Common Stock of this corporation, cumulative dividends at the rate of $0.024540, $0.019674, $0.04 and $0.04 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares) per annum, respectively. Such cumulative dividends shall accrue on each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock from the respective original issue date of such share, and shall accrue from day to day based on a three hundred sixty-five (365) day year, whether or not earned or declared. In the event that such cumulative dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock or any other series of Preferred Stock (excluding the Series I Preferred Stock pursuant to Section 1(a), the Series H Preferred Stock pursuant to Section 1(b), the Series G Preferred Stock pursuant to Section 1(c), the Series F Preferred Stock and Series E Preferred Stock pursuant to Section 1(d) and the Series Dl Preferred Stock pursuant to Section 1(e)).

(g) After payment of such dividends, any additional dividends or distributions shall be distributed among all holders of Common Stock and Series E Preferred Stock in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of Series E Preferred Stock were converted to Common Stock at the then effective conversion rate.

(h) Other than as permitted by the foregoing provisions of this Section 1, (i) no dividends shall be declared, set aside or paid on shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, and (ii) no dividends shall be declared, set aside or paid on shares of Series Dl Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock or Common Stock of this corporation unless such dividend is declared, set aside or paid to all holders of shares of Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Common Stock of this corporation in proportion to the number of shares of Common Stock held by, and issuable to, such holders. Notwithstanding the foregoing, this Section 1(h) shall not prevent this corporation from effecting a split, subdivision or combination of the outstanding shares of Common Stock to which Section 4(d)(iii) or 4(d)(iv) would be applicable.

2. Liquidation Preference.

(a) In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of Series I Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series Dl Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the Series I Original Issue Price (as defined below) but excluding any declared but unpaid dividends on such share (the “Series I Purchase Price Liquidation Preference”). If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series I Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series I Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (a). For purposes of this Amended and Restated Certificate of Incorporation, “Series I Original Issue Price” shall mean $0.9694 per share for each share of the Series I Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares).

(b) Upon the completion of the distribution required by subsection (a) of this Section 2, the holders of Series H Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series I Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (x) the Series H Original Issue Price (as defined below), (y)

all declared but unpaid dividends on such shares, if any, and (z) all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned, but only if such dividends have not been forfeited (collectively, the “Series H Liquidation Preference”). If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series H Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series H Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (b). For purposes of this Amended and Restated Certificate of Incorporation, “Series H Original Issue Price” shall mean $2.49 per share for each share of the Series H Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares).

(c) Upon the completion of the distribution required by subsections (a) and (b) of this Section 2, the holders of Series I Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series Dl Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the sum of all declared but unpaid dividends on such shares, if any (the “Series I Dividend Liquidation Preference,” and collectively with the Series I Purchase Price Liquidation Preference, the “Series I Liquidation Preference”). If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series I Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series I Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (c).

(d) Upon the completion of the distribution required by subsections (a); (b) and (c) of this Section 2, the holders of Series G Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the Series G Original Issue Price (as defined below) but excluding any declared but unpaid dividends on such share (the “Series G Liquidation Preference”). If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series G Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series G Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (d). For purposes of this Amended and Restated Certificate of Incorporation, “Series G Original Issue Price” shall mean $2.49 per share for each share of the Series G Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares).

(e) Upon the completion of the distribution required by subsections (a), (b), (c) and (d) of this Section 2, the holders of Series F Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D1 Preferred Stock, Series E Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (x) the Series F Original Issue Price (as defined below) and (y) all declared but unpaid dividends on such share, if any, (collectively, the “Series F Liquidation Preference”). If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series F Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire remaining Proceeds legally available for distribution shall be distributed ratably among the holders of the Series F Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (e). For purposes of this Amended and Restated Certificate of Incorporation, “Series F Original Issue Price” shall mean $2.37 per share for each share of the Series F Preferred Stock (as adjusted for any stock splits, stock dividends; combinations, subdivisions, recapitalizations or the like with respect to such shares).

(f) Upon the completion of the distribution required by subsections (a), (b), (c), (d) and (e) of this Section 2, the holders of shares of Series E Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series Dl Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (x) the “Series E Original Issue Price” (as defined below) and (y) all declared but unpaid dividends on such share, if any (collectively, the “Series E Liquidation Preference”). If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series E Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire remaining Proceeds legally available for distribution shall be distributed ratably among the holders of the Series E Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (f). For purposes of this Amended and Restated Certificate of Incorporation, “Series E Original Issue Price” shall mean $0.91822818 per share for each share of Series E Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares).

(g) Upon the completion of the distributions required by subsections (a), (b), (c), (d), (e) and (f) of this Section 2, the holders of shares of Series G Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series Dl Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock by reason of their ownership thereof, an amount equal to all declared but unpaid dividends on such shares, if any. If, upon the occurrence of such event, the Proceeds thus distributed to the holders of the Series G Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire remaining Proceeds legally available for distribution shall be distributed ratably among the holders of Series G Preferred Stock in proportion to the full preferential amount that each holder is otherwise entitled to receive under this subsection (g).

(h) Upon the completion of the distributions required by subsections (a), (b), (c), (d), (e), (f) and (g) of this Section 2, the holders of shares of Series I Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series Dl Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Common Stock by reason of their ownership thereof, an amount equal to all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned. If, upon the occurrence of such event, the Proceeds thus distributed to the holders of the Series I Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire remaining Proceeds legally available for distribution shall be distributed ratably among the holders of Series I Preferred Stock in proportion to the full preferential amount that each holder is otherwise entitled to receive under this subsection (h).

(i) Upon the completion of the distributions required by subsections (a), (b), (c), (d), (e), (f), (g) and (h) of this Section 2, the holders of shares of Series F Preferred Stock and Series E Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series Dl Preferred Stock or Common Stock by reason of their ownership thereof, an amount equal to all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned. If, upon the occurrence of such event, the Proceeds thus distributed to the holders of the Series F Preferred Stock and Series E Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire remaining proceeds legally available for distribution shall be distributed ratably among the holders of Series F Preferred Stock and Series E Preferred Stock in proportion to the full preferential amount that each holder is otherwise entitled to receive under this subsection (i).

(j) Upon the completion of the distributions required by subsections (a), (b), (c), (d), (e), (f), (g), (h) and (i) of this Section 2, and the payment in full of the liquidation preferences of any Series Dl, E and F Senior Securities, the holders of shares of Series Dl Preferred Stock then outstanding shall be entitled to receive, prior and in preference to any distribution of the remaining Proceeds to the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (x) the “Series Dl Original Issue Price” (as defined below), (y) all declared but unpaid dividends on such shares, if any, and (z) all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned (collectively, the “Series D1 Liquidation Preference”). If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series Dl Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amounts due to them, then the entire remaining proceeds legally available for distribution shall be distributed ratably among the holders of the Series D1 Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive upon the occurrence of a Liquidation Event. For purposes of this Amended and Restated Certificate of Incorporation, “Series Dl Original Issue Price” shall mean $2.37 per share for each share of Series Dl Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares).

(k) Upon the completion of the distributions required by subsections (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) of this Section 2, the holders of shares of Series D Preferred Stock then outstanding shall have the right to exchange their shares of Series D Preferred Stock and receive out of the Proceeds an amount equal to the sum of (x) $1.00 per such share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares), (y) all declared but unpaid dividends on such shares, if any, and (z) all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned (collectively, the “Series D Liquidation Preference”), before any other payment shall be made, or any assets distributed, to the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Common Stock. If the Proceeds thus distributed among the holders of the Series D Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, the holders of all such shares of Series D Preferred Stock shall share ratably on a per share basis in the distribution of such amounts.

(l) Upon the completion of the distributions required by subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j) and (k) of this Section 2, the holders of shares of Series C Preferred Stock then outstanding shall have the right to exchange their shares of Series C Preferred Stock and receive out of the Proceeds an amount equal to the sum of (x) $1.00 per such share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares), (y) all declared but unpaid dividends on such shares, if any, and (z) all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned (collectively, the “Series C Liquidation Preference”), before any other payment shall be made, or any assets distributed, to the holders of shares of Series A Preferred Stock, Series B Preferred Stock or Common Stock. If the Proceeds thus distributed among the holders of the Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, the holders of all such shares of Series C Preferred Stock shall share ratably on a per share basis in the distribution of such amounts.

(m) Upon the completion of the distributions required by subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k) and (l) of this Section 2, the holders of shares of Series B Preferred Stock then outstanding shall have the right to exchange their shares of Series B Preferred Stock and receive out of the Proceeds an amount equal to the sum of (x) $0.491855118 per such share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares), (y) all declared but unpaid dividends on such shares, if any, and (z) all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned (collectively, the “Series B Liquidation Preference”), before any other payment shall be made, or any assets distributed, to the holders of shares of Series A Preferred Stock or Common Stock. If the Proceeds thus distributed among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, the holders of all such shares of Series B Preferred Stock shall share ratably on a per share basis in the distribution of such amounts.

(n) Upon the completion of the distributions required by subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (1) and (m) of this Section 2, the holders of shares of Series A Preferred Stock then outstanding shall have the right to exchange their shares of Series A Preferred Stock and receive out of the Proceeds an amount equal to the sum of (x) $0.613489325 per such share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to such shares), (y) all declared but unpaid dividends on such shares, if any, and (z) all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned (collectively, the “Series A Liquidation Preference”), before any other payment shall be made, or any assets distributed, to the holders of shares of Common Stock. If the Proceeds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, the holders of all such shares of Series A Preferred Stock shall share ratably on a per share basis in the distribution of such amounts.

(o) Upon completion of the distributions required by subsections (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (1), (m) and (n) of this Section 2, all of the remaining Proceeds shall be distributed among the holders of Series E Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming full conversion of all such Series E Preferred Stock (excluding the Additional Series E IPO Shares (as defined below))).

(p) (i) For purposes of this Section 2, a “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of this corporation’s assets, (B) the consummation of the merger or consolidation of this corporation with or into another entity (except a merger or consolidation in which the outstanding capital stock of this corporation immediately prior to such merger or consolidation continues to represent at least fifty percent (50%) of the voting power of the capital stock of this corporation or the surviving or acquiring entity), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this corporation’s securities), of this corporation’s securities if, after such closing, such person or group of affiliated persons would hold fifty percent (50%) or more of the outstanding voting stock of this corporation (or the surviving or acquiring entity) or (D) a liquidation, dissolution or winding up of this corporation; provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of this corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held this corporation’s securities immediately prior to such transaction.

(ii) In any Liquidation Event, if Proceeds received by this corporation or its stockholders is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20 trading-day period ending three (3) trading days prior to the closing of the Liquidation Event;

(2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) trading-day period ending three (3) trading days prior to the closing of the Liquidation Event; and

(3) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by this corporation’s Board of Directors.

(B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as determined in good faith by this corporation’s Board of Directors.

(C) The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superceded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.

(iii) In the event the requirements of this Section 2 are not complied with, this corporation shall forthwith either:

(A) cause the closing of such Liquidation Event to be postponed until such time as the requirements of this Section 2 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(p)(iv) hereof.

(iv) This corporation shall give each holder of record of Preferred Stock written notice of such impending Liquidation Event not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction, the provisions of this Section 2 and a good faith estimate of the total Proceeds available to the holders of a share of Common Stock and each series of Preferred Stock assuming (i) the conversion of all outstanding shares of Preferred Stock into Common Stock in accordance with the applicable provisions of Section 4, and (ii) the conversion of no outstanding shares of Preferred Stock into Common Stock, and this corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after this corporation has given the first notice provided for herein or sooner than ten (10) days after this corporation has given notice of any material changes provided for herein; provided, however, that subject to compliance with the General Corporation Law such periods may be shortened or waived upon the written consent of the holders of a majority of all then outstanding shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis (excluding the Additional Series E IPO Shares prior to their actual issuance)); provided, however that such notice periods may be shortened or waived with respect to the holders of the Series H Preferred Stock only upon the written consent of the holders of a majority of the then outstanding shares of Series H Preferred Stock.

3. Redemption.

(a) Redemption of Series I Preferred Stock.

(i) At any time on or after August 31, 2011, but within sixty (60) days after the receipt by this corporation of a written request (a “Series I Redemption Request”) from the holders of not less than a majority of the then outstanding Series I Preferred Stock (voting as a separate series) that all of the then outstanding shares of Series I Preferred Stock be redeemed, this corporation shall, to the extent it may lawfully do so, redeem (such payment date being referred to herein as the “Series I Redemption Date”) the then outstanding shares of Series I Preferred Stock by paying in cash therefor a sum per share equal to the Series I Liquidation Preference and all unpaid and undeclared cumulative dividends on such shares (the “Series I Redemption Cash Payment”), calculated as of the Series I Redemption Date. On the Series I Redemption Date, the corporation shall pay the Series I Redemption Cash Payment to the holders of the Series I Preferred Stock in immediately available funds or by the issuance of a promissory note which shall bear simple interest at the rate of four percent (4%) per annum and shall be payable in eight (8) consecutive quarterly installments with the first such installment becoming due and payable on the first anniversary of the Series I Redemption Date; provided, however, that in lieu of receiving the Series I Redemption Cash Payment in the form of a promissory note, any holder of Series I Preferred Stock may instead elect to be redeemed quarterly and receive the Series I Redemption Cash Payment in eight (8) consecutive quarterly installments.

(ii) Upon this corporation’s receipt of a Series H Redemption Request (as defined below), Series G Redemption Request (as defined below) or Senior Redemption Request (as defined below) prior to its receipt of a Series I Redemption Request, this corporation shall deliver notice of such Series H Redemption Request, Series G Redemption Request or Senior Redemption Request, as the case may be, to each holder of Series I Preferred Stock. If the requisite holders of the then outstanding Series I Preferred Stock thereafter deliver a Series I Redemption Request to this corporation within thirty (30) days of this corporation’s delivery of such notice, this corporation shall cause the Series I Redemption Date to occur on the Series H Redemption Date (as defined below), Series G Redemption Date (as defined below) or the Senior Redemption Date (as defined below), as the case may be.

(iii) At least twenty-five (25) days prior to the Series I Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of Series I Preferred Stock, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the Series I Redemption Date, specifying the Series I Redemption Cash Payment and the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the “Series I Redemption Notice”). Except as provided in subsection (3)(a)(iv), on or after the Series I Redemption Date, each holder of Series I Preferred Stock on the Series I Redemption Date shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Series I Redemption Notice, and thereupon the applicable Series I Redemption Cash Payment of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(iv) From and after the Series I Redemption Date, unless there shall have been a default in payment of the Series I Redemption Cash Payment, all rights of the holders of shares of Series I Preferred Stock designated for redemption on the Series I Redemption Date as holders of Series I Preferred Stock (except the right to receive the applicable Series I Redemption Cash Payment without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of this corporation legally available for redemption of shares of Series I Preferred Stock on the Series I Redemption Date are insufficient to redeem the total number of shares of Series I Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed in proportion to the aggregate Series I Redemption Cash Payment that each such holder would be entitled to receive pursuant to Section 3(a)(i); provided, however that if this corporation is then under an obligation to redeem shares of Series H Preferred Stock pursuant to Section 3(b), shares of Series G Preferred Stock pursuant to Section 3(c) and/or shares of Series F Preferred Stock and Series E Preferred Stock pursuant to Section 3(d), and the funds of this corporation legally available for redemption of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock are insufficient to redeem the total number of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed in proportion to the aggregate Series I Redemption Cash Payment, Series H Redemption Cash Payment, Series G Redemption Cash Payment or Senior Redemption Cash Payment that each such holder would be entitled to receive pursuant to Section 3(a)(i), 3(b)(i), 3(c)(i) or 3(d)(i), respectively. The shares of Series I Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this corporation are legally available for the redemption of shares of this corporation, such funds will immediately be used to redeem the balance of the shares of Series I Preferred Stock that this corporation has become obliged to redeem but that it has not redeemed; provided, however, that if this corporation is then under an obligation to redeem shares of Series H Preferred Stock pursuant to Section 3(b), Series G Preferred Stock pursuant to Section 3(c) and/or shares of Series F Preferred Stock and Series E Preferred Stock pursuant to Section 3(d), such funds will immediately be used to redeem the balance of the shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock that this corporation has become obliged to redeem but that it has not redeemed in proportion to the aggregate Series I Redemption Cash Payment, Series H Redemption Cash Payment, Series G Redemption Cash Payment or Senior Redemption Cash Payment that each such holder would be entitled to receive with respect to such unredeemed shares pursuant to Section 3(a)(i), 3(b)(i), 3(c)(i) or 3(d)(i), respectively.

(b) Redemption of Series H Preferred Stock.

(i) At any time on or after August 31, 2011, but within sixty (60) days after the receipt by this corporation of a written request (a “Series H Redemption Request”) from the holders of not less than a majority of the then outstanding Series H Preferred Stock (voting as a separate series) that all of the then outstanding shares of Series H Preferred Stock be redeemed, this corporation shall, to the extent it may lawfully do so, redeem (such payment date being referred to herein as the “Series H Redemption Date”) the then outstanding shares of Series H Preferred Stock by paying in cash therefor a sum per share equal to the Series H Liquidation Preference and all declared and unpaid dividends and all undeclared and unpaid cumulative dividends, but only if such dividends have not been forfeited, on such shares (the “Series H Redemption Cash Payment”), calculated as of the Series H Redemption Date. On the Series H Redemption Date, the corporation shall pay the Series H Redemption Cash Payment to the holders of the Series H Preferred Stock in immediately available funds or by the issuance of a promissory note which shall bear simple interest at the rate of four percent (4%) per annum and shall be payable in eight (8) consecutive quarterly installments with the first such installment becoming due and payable on the first anniversary of the Series H Redemption Date; provided, however, that in lieu of receiving the Series H Redemption Cash Payment in the form of a promissory note, any holder of Series H Preferred Stock may instead elect to be redeemed quarterly and receive the Series H Redemption Cash Payment in eight (8) consecutive quarterly installments.

(ii) Upon this corporation’s receipt of a Series I Redemption Request, Series G Redemption Request (as defined below) or Senior Redemption Request (as defined below) prior to its receipt of a Series H Redemption Request, this corporation shall deliver notice of such Series I Redemption Request, Series G Redemption Request or Senior Redemption Request, as the case may be, to each holder of Series H Preferred Stock. If the requisite holders of the then outstanding Series H Preferred Stock thereafter deliver a Series H Redemption Request to this corporation within thirty (30) days of this corporation’s delivery of such notice, this corporation, shall cause the Series H Redemption Date to occur on the Series I Redemption Date, Series G Redemption Date (as defined below) or Senior Redemption Date (as defined below), as the case may be.

(iii) At least twenty-five (25) days prior to the Series H Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of Series H Preferred Stock, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the Series H Redemption Date, specifying the Series H Redemption Cash Payment and the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the “Series H Redemption Notice”). Except as provided in subsection (3)(b)(iv), on or after the Series H Redemption Date, each holder of Series H Preferred Stock on the Series H Redemption Date shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Series H Redemption Notice, and thereupon the applicable Series H Redemption Cash Payment of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(iv) From and after the Series H Redemption Date, unless there shall have been a default in payment of the Series H Redemption Cash Payment, all rights of the holders of shares of Series H Preferred Stock designated for redemption on the Series H Redemption Date as holders of Series H Preferred Stock (except the right to receive the applicable Series H Redemption Cash Payment without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of this corporation legally available for redemption of shares of Series H Preferred Stock on the Series H Redemption Date are insufficient to redeem the total number of shares of Series H Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed in proportion to the aggregate Series H Redemption Cash Payment that each such holder would be entitled to receive pursuant to Section 3(b)(i); provided, however that if this corporation is then under an obligation to redeem shares of Series I Preferred Stock pursuant to Section 3(a), Series G Preferred Stock pursuant to Section 3(c) and/or Series F Preferred Stock and Series E Preferred Stock pursuant to Section 3(d), and the funds of this corporation legally available for redemption of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock are insufficient to redeem the total number of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed in proportion to the aggregate Series I Redemption Cash Payment, Series H Redemption Cash Payment, Series G Redemption Cash Payment or Senior Redemption Cash Payment that each such holder would be entitled to receive pursuant to Section 3(a)(i), 3(b)(i), 3(c)(i) or 3(d)(i), respectively. The shares of Series H Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this corporation are legally available for the redemption of shares of this corporation, such funds will immediately be used to redeem the balance of the shares of Series H Preferred Stock that this corporation has become obliged to redeem but that it has not redeemed; provided, however, that if this corporation is then under an obligation to redeem shares of Series I Preferred Stock pursuant to Section 3(a), Series G Preferred Stock pursuant to Section 3(c), and/or Series F Preferred Stock and Series E Preferred Stock pursuant to Section 3(d), such funds will immediately be used to redeem the balance of the shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock that this corporation has become obliged to redeem but that it has not redeemed in proportion to the aggregate Series I Redemption Cash Payment, Series H Redemption Cash Payment, Series G Redemption Cash Payment or Senior Redemption Cash Payment that each such holder would be entitled to receive with respect to such unredeemed shares pursuant to Section 3(a)(i), 3(b)(i), 3(c)(i) or 3(d)(i), respectively.

(c) Redemption of Series G Preferred Stock.

(i) At any time on or after August 31, 2011, but within sixty (60) days after the receipt by this corporation of a written request (a “Series G Redemption Request”) from the holders of not less than a majority of the then outstanding Series G Preferred Stock (voting as a separate series) that all of the then outstanding shares of Series G Preferred Stock be redeemed, this corporation shall, to the extent it may lawfully do so, redeem (such payment date being referred to herein as the “Series G Redemption Date”) the then outstanding shares of Series G Preferred Stock by paying in cash therefor a sum per share equal to the Series G Liquidation Preference and all declared and unpaid dividends on such shares (the “Series G Redemption Cash Payment”), calculated as of the Series G Redemption Date. On the Series G Redemption Date, the corporation shall pay the Series G Redemption Cash Payment to the holders of the Series G Preferred Stock in immediately available funds or by the issuance of a promissory note which shall bear simple interest at the rate of four percent (4%) per annum and shall be payable in eight (8) consecutive quarterly installments with the first such installment becoming due and payable on the first anniversary of the Series G Redemption Date; provided, however, that in lieu of receiving the Series G Redemption Cash Payment in the form of a promissory note, any holder of Series G Preferred Stock may instead elect to be redeemed quarterly and receive the Series G Redemption Cash Payment in eight (8) consecutive quarterly installments.

(ii) Upon this corporation’s receipt of a Series I Redemption Request, Series H Redemption Request or Senior Redemption Request (as defined below) prior to its receipt of a Series G Redemption Request, this corporation shall deliver notice of such Series I Redemption Request, Series H Redemption Request or Senior Redemption Request, as the case may be, to each holder of Series G Preferred Stock. If the requisite holders of the then outstanding Series G Preferred Stock thereafter deliver a Series G Redemption Request to this corporation within thirty (30) days of this corporation’s delivery of such notice, this corporation shall cause the Series G Redemption Date to occur on the Series I Redemption Date, Series H Redemption Date or the Senior Redemption Date (as defined below), as the case may be.

(iii) At least twenty-five (25) days prior to the Series G Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of Series G Preferred Stock, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the Series G Redemption Date, specifying the Series G Redemption Cash Payment and the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the “Series G Redemption Notice”). Except as provided in subsection (3)(c)(iv), on or after the Series G Redemption Date, each holder of Series G Preferred Stock on the Series G Redemption Date shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Series G Redemption Notice, and thereupon the applicable Series G Redemption Cash Payment of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(iv) From and after the Series G Redemption Date, unless there shall have been a default in payment of the Series G Redemption Cash Payment, all rights of the holders of shares of Series G Preferred Stock designated for redemption on the Series G Redemption Date as holders of Series G Preferred Stock (except the right to receive the applicable Series G Redemption Cash Payment without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of this corporation legally available for redemption of shares of Series G Preferred Stock on the Series G Redemption Date are insufficient to redeem the total number of shares of Series G Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed in proportion to the aggregate Series G Redemption Cash Payment that each such holder would be entitled to receive pursuant to Section 3(c)(i); provided, however that if this corporation is then under an obligation to redeem shares of Series I Preferred Stock pursuant to Section 3(a), Series H Preferred Stock pursuant to Section 3(b) and/or shares of Series F Preferred Stock and Series E Preferred Stock pursuant to Section 3(d), and the funds of this corporation legally available for redemption of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock are insufficient to redeem the total number of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed in proportion to the aggregate Series I Redemption Cash Payment, Series H Redemption Cash Payment, Series G Redemption Cash Payment or Senior Redemption Cash Payment that each such holder would be entitled to receive pursuant to section 3(a)(i), 3(b)(i), 3(c)(i) or 3(d)(i), respectively. The shares of Series G Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this corporation are legally available for the redemption of shares of this corporation, such funds will immediately be used to redeem the balance of the shares of Series G Preferred Stock that this corporation has become obliged to redeem but that it has not redeemed; provided, however, that if this corporation is then under an obligation to redeem shares of Series I Preferred Stock pursuant to Section 3(a), Series H Preferred Stock pursuant to Section 3(b) and/or shares of Series F Preferred Stock, and Series E Preferred Stock pursuant to Section 3(d), such funds will immediately be used to redeem the balance of the shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock that this corporation has become obliged to redeem but that it has not redeemed in proportion to the aggregate Series I Redemption Cash Payment, Series H Redemption Cash Payment, Series G Redemption Cash Payment or Senior Redemption Cash Payment that each such holder would be entitled to receive with respect to such unredeemed shares pursuant to Section 3(a)(i), 3(b)(i), 3(c)(i) or 3(d)(i), respectively.

(d) Redemption of Series F Preferred Stock and Series E Preferred Stock.

(i) At any time on or after August 31, 2011, but within sixty (60) days after the receipt by this corporation of a written request (a “Senior Redemption Request”) from the holders of not less than a majority of the then outstanding Series F Preferred Stock and Series E Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis (excluding the Additional Series E IPO Shares prior to their actual issuance)) that all of the then outstanding shares of Series F Preferred Stock and Series E Preferred Stock be redeemed, this corporation shall, to the extent it may lawfully do so, redeem (such payment date being referred to herein as the “Senior Redemption Date”) the then outstanding shares of (A) Series F Preferred Stock by paying in cash therefor a sum per share equal to the Series F Liquidation Preference and all unpaid and undeclared cumulative dividends on such shares (the “Series F Redemption Cash Payment”) and (B) Series E Preferred Stock by paying in cash therefore a sum per share equal to the Series E Liquidation Preference and all unpaid and undeclared cumulative dividends on such shares (the “Series E Redemption Cash Payment,” together with the Series F Redemption Cash Payment, the “Senior Redemption Cash Payment”), all calculated as of the Senior Redemption Date. The corporation shall also issue at the redemption of each share of Series E Preferred Stock that number of fully-paid and non-assessable shares of Common Stock that would be issuable if such share of Series E Preferred Stock were converted to Common Stock at the then effective Series E Conversion Rate as of the Senior Redemption Date (excluding the Additional Series E IPO Shares) (together with the Senior Redemption Cash Payment, the “Senior Redemption Price”). On the Senior Redemption Date, the corporation shall pay the Series F Redemption Cash Payment and the Series E Redemption Cash Payment to the holders of the Series F Preferred Stock and Series E Preferred Stock, respectively, in immediately available funds or by the issuance of a promissory note which shall bear simple interest at the rate of four percent (4%) per annum and shall be payable in eight (8) consecutive quarterly installments with the first such installment becoming due and payable on the first anniversary of the Senior Redemption Date; provided, however that in lieu of receiving the Senior Redemption Cash Payment in the form of a promissory note, any holder of Series F Preferred Stock or Series E Preferred Stock may instead elect to be redeemed quarterly and receive the Senior Redemption Price in eight (8) consecutive quarterly installments. No fractional shares of Common Stock shall be issued upon the redemption of any share of the Series E Preferred Stock. The aggregate number of shares of Common Stock to be issued to a particular stockholder shall be rounded down to the nearest whole share and the corporation shall pay in cash the fair market value of any fractional shares as of the time when entitlement to receive such fractions is determined. Whether or not fractional shares would be issuable upon such redemption shall be determined on the basis of the total number of shares of Series E Preferred Stock held by a particular stockholder subject to such redemption and the aggregate number of shares of Common Stock issuable to such particular stockholder upon such redemption. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the redemption of the shares of the Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the redemption of all outstanding shares of the Series E Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the redemption of all then outstanding shares of the Series E Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series E Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

(ii) Upon this corporation’s receipt of a Series I Redemption Request, Series H Redemption Request or Series G Redemption Request prior to its receipt of a Senior Redemption Request, this corporation shall deliver notice of such Series I Redemption Request, Series H Redemption Request or Series G Redemption Request, as the case may be, to each holder of Series F Preferred Stock and Series E Preferred Stock. If the requisite holders of the then outstanding Series F Preferred Stock and Series E Preferred Stock thereafter deliver a Senior Redemption Request to this corporation within thirty (30) days of this corporation’s delivery of such notice, this corporation shall cause the Senior Redemption Date to occur on the Series I Redemption Date, Series H Redemption Date or Series G Redemption Date, as the case may be.

(iii) At least twenty-five (25) days prior to the Senior Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of Series F Preferred Stock and Series E Preferred Stock, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the Senior Redemption Date, specifying the Senior Redemption Price and the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the “Senior Redemption Notice”). Except as provided in subsection (3)(d)(iv), on or after the Senior Redemption Date, each holder of Series F Preferred Stock and Series E Preferred Stock on the Senior Redemption Date shall surrender to this corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Senior Redemption Notice, and thereupon the applicable Senior Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(iv) From and after the Senior Redemption Date, unless there shall have been a default in payment of the Senior Redemption Price, all rights of the holders of shares of Series F Preferred Stock and Series E Preferred Stock designated for redemption on the Senior Redemption Date as holders of Series F Preferred Stock and Series E Preferred Stock (except the right to receive the applicable Senior Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of this corporation legally available for redemption of shares of Series F Preferred Stock and Series E Preferred Stock on the Senior Redemption Date are insufficient to redeem the total number of shares of Series F Preferred Stock and Series E Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed in proportion to the aggregate Senior Redemption Cash Payment that each such holder would be entitled to receive pursuant to Section 3(d)(i); provided, however that if this corporation is then under an obligation to redeem shares of Series I Preferred Stock pursuant to Section 3(a), Series H Preferred Stock pursuant to Section 3(b) and/or Series G Preferred Stock pursuant to Section 3(c), and the funds of this corporation legally available for redemption of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock are insufficient to redeem the total number of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock to be redeemed on such date, those funds that are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed in proportion to the aggregate Series I Redemption Cash Payment, Series H Redemption Cash Payment, Series G Redemption Cash Payment or Senior Redemption Cash Payment that each such holder would be entitled to receive pursuant to Section 3(a)(i), 3(b)(i), 3(c)(i) or 3(d)(i), respectively. The shares of Series F Preferred Stock and Series E Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of this corporation are legally available for the redemption of shares of this corporation, such funds will immediately be used to redeem the balance of the shares of Series F Preferred Stock and Series E Preferred Stock that this corporation has become obliged to redeem but that it has not redeemed; provided, however, that if this corporation is then under an obligation to redeem shares of Series I Preferred Stock pursuant to Section 3(a), Series H Preferred Stock pursuant to Section 3(b) and/or shares of Series G Preferred Stock pursuant to Section 3(c), such funds will immediately be used to redeem the balance of the shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock that this corporation has become obliged to redeem but that it has not redeemed in proportion to the aggregate Series I Redemption Cash Payment, Series H Redemption Cash Payment, Series G Redemption Cash Payment or Senior Redemption Cash Payment that each such holder would be entitled to receive with respect to such unredeemed shares pursuant to Section 3(a)(i), 3(b)(i), 3(c)(i) or 3(d)(i), respectively.

(e) Redemption of Series D Preferred Stock.

(i) Notice. Following payment in full of the Series I Redemption Cash Payment pursuant to Section 3(a), the Series H Redemption Cash Payment pursuant to Section 3(b), the Series G Redemption Cash Payment pursuant to Section 3(c) and the Senior Redemption Price pursuant to Section 3(d), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of Series D Preferred Stock, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock and Series E Preferred Stock. Thereafter, the holders of two-thirds (2/3) of the total number of shares of Series D Preferred Stock then outstanding may elect to have all shares of the Series D Preferred Stock redeemed by the corporation in accordance with and subject to this Section 3(e) by delivering to the corporation a written notice of the request for redemption (the “Series D Redemption Notice”). The corporation shall then have five (5) days to deliver notice of the requested redemption to all holders of shares of Series D Preferred Stock and shall indicate in such notice that the corporation intends to redeem all shares of Series D Preferred Stock of the thirtieth (30th) day next following the date of the Series D Redemption Notice (the “Series D Redemption Closing Date”).

(ii) Payment. On the Series D Redemption Closing Date, the corporation shall redeem all outstanding shares of Series D Preferred Stock at a redemption price (the “Series D Redemption Price”) equal to the Series D Liquidation Preference, calculated as of the Series D Redemption Closing Date. The closing of such redemptions shall occur at the offices of the corporation on the Series D Redemption Closing Date. At the closing, the corporation shall pay the Series D Liquidation Preference to the holders of the Series D Preferred Stock in immediately available funds or by the issuance of a promissory note which shall bear simple interest at the rate of four percent (4%) per annum and shall be payable in eight (8) consecutive quarterly installments with the first such installment becoming due and payable on the first anniversary of the Series D Redemption Closing Date. The redemption of the Series D Preferred Stock shall be conditioned upon the execution and delivery of proper instruments of transfer including, but not limited to, stock powers and the certificates representing the shares to be redeemed.

(iii) Limitations. Notwithstanding any other provision of this Section 3(e) to the contrary (other than the limitations set forth in the first sentence of Section 3(e)(i)), if the redemption of all of the outstanding shares of Series D Preferred Stock is limited by applicable law, loan covenant or otherwise, the corporation shall redeem the maximum number of shares of Series D Preferred Stock that the corporation is permitted to redeem without violation of such law, covenant or other restriction based upon the relative number of shares of Series D Preferred Stock held by each such holder. The corporation shall have a continuing obligation to the holders of Series D Preferred Stock to purchase any remaining shares as quickly as possible and shall use its reasonable best efforts to obtain any waiver or consent, and to take any other action, required to authorize and permit such redemptions.

(f) Redemption of Series A, B and C Preferred Stock.

(i) Notice. Following payment in full of the Series I Redemption Cash Payment pursuant to Section 3(a), the Series H Redemption Cash Payment pursuant to Section 3(b), the Series G Redemption Cash Payment pursuant to Section 3(c), the Senior

Redemption Price pursuant to Section 3(d), and the Series D Redemption Price pursuant to Section 3(e), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D Preferred Stock. Thereafter, the holders of two-thirds (2/3) of the total number of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding may elect to have all shares of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock redeemed by the corporation in accordance with and subject to this Section 3(f) by delivering to the corporation a written notice of the request for redemption (the “Series A, B and C Redemption Notice”). The corporation shall then have five (5) days to deliver notice of the requested redemption to all holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, and shall indicate in such notice that the corporation intends to redeem all shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock on the thirtieth (30th) day next following the date of the Series A, B and C Redemption Notice (the “Series A, B and C Redemption Closing Date”).

(ii) Payment. On the Series A, B and C Redemption Closing Date, the corporation shall redeem all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at a redemption price equal to the Series A Liquidation Preference, Series B Liquidation Preference and Series C Liquidation Preference, respectively, all calculated as of the Series A, B and C Redemption Closing Date. The closing of such redemptions shall occur at the offices of the corporation on the Series A, B and C Redemption Closing Date. At the closing, the corporation shall pay the Series A Liquidation Preference, Series B Liquidation Preference and Series C Liquidation Preference to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively, in immediately available funds or by the issuance of a promissory note which shall bear simple interest at the rate of four percent (4%) per annum and shall be payable in eight (8) consecutive quarterly installments with the first such installment becoming due and payable on the first anniversary of the Series A, B and C Redemption Closing Date. The redemption of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be conditioned upon the execution and delivery of proper instruments of transfer including, but not limited to, stock powers and the certificates representing the shares to be redeemed.

(iii) Limitations. Notwithstanding any other provision of this Section 3(f) to the contrary (other than the limitations set forth in the first sentence of Section 3(f)(i)), if the redemption of all of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is limited by applicable law, loan covenant or otherwise, the corporation shall redeem such shares in the following order (A) first, from each holder of Series C Preferred Stock, the maximum number of shares of Series C Preferred Stock that the corporation is permitted to redeem without violation of such law, covenant or other restriction based upon the relative number of shares of Series C Preferred Stock held by each such holder; (B) second, from each holder of Series B Preferred Stock, the maximum number of shares of Series B Preferred Stock that the corporation is permitted to redeem without violation of such law, covenant or other restriction based upon the relative number of shares of Series B Preferred Stock held by each such holder; and (C) finally, from each holder of Series A Preferred Stock, the maximum number of shares of Series A Preferred Stock that the corporation is permitted to redeem without violation of such law, covenant or other restriction based upon the relative number of shares of Series A Preferred Stock held by each such holder. The corporation shall have a continuing obligation to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock to purchase any remaining shares in the foregoing order as quickly as possible and shall use its reasonable best efforts to obtain any waiver or consent, and to take any other action, required to authorize and permit such redemptions.

4. Conversion. The Preferred Stock shall be convertible as follows (the “Conversion Rights”):

(a) Right to Convert. Each share of Series I Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to the Series I Redemption Date, if any, as may have been fixed in any Series I Redemption Notice with respect to such share of Series I Preferred Stock, at the office of this corporation or any transfer agent for such stock. Each share of Series H Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to the Series H Redemption Date, if any, as may have been fixed in any Series H Redemption Notice with respect to such share of Series H Preferred Stock, at the office of this corporation or any transfer agent for such stock. Each share of Series G Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to the Series G Redemption Date, if any, as may have been fixed in any Series G Redemption Notice with respect to such share of Series G Preferred Stock, at the office of this corporation or any transfer agent for such stock. Each share of Series F Preferred Stock and Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and on or prior to the fifth day prior to the Senior Redemption Date, if any, as may have been fixed in any Senior Redemption Notice with respect to such share of Series F Preferred Stock and Series E Preferred Stock, at the office of this corporation or any transfer agent for such stock. Each share of Series Dl Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of this corporation or any transfer agent for such stock. Each share of Series I Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series I Original Issue Price by the Series I Conversion Price (the conversion rate for the Series I Preferred Stock into Common Stock is referred to herein as the “Series I Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Each share of Series H Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series H Original Issue Price by the Series H Conversion Price (the conversion rate for the Series H Preferred Stock into Common Stock is referred to herein as the “Series B Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Each share of Series G Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series G Original Issue Price by the Series G Conversion Price (the conversion rate for the Series G

Preferred Stock into Common Stock is referred to herein as the “Series G Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Each share of Series F Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series F Original Issue Price by the Series F Conversion Price (the conversion rate for the Series F Preferred Stock into Common Stock is referred to herein as the “Series F Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Each share of Series E Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the applicable Series E Original Issue Price by the applicable Series E Conversion Price (the conversion rate for the Series E Preferred Stock into Common Stock is referred to herein as the “Series E Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Each share of Series Dl Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the applicable Series D1 Original Issue Price by the applicable Series Dl Conversion Price (the conversation rate for the Series Dl Preferred Stock into Common Stock is referred to herein as the “Series Dl Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Series I Conversion Price per share for the Series I Preferred Stock shall be $0.9694 (the “Series I Conversion Price”), the initial Series H Conversion Price per share for the Series H Preferred Stock shall be $2.37 (the “Series H Conversion Price”), the initial Series G Conversion Price per share for the Series G Preferred Stock shall be $2.37 (the “Series G Conversion Price”), the initial Series F Conversion Price per share for the Series F Preferred Stock shall be the Series F Original Issue Price (the “Series F Conversion Price”), the initial Series E Conversion Price per share for the Series E Preferred Stock shall be the Series E Original Issue Price (the “Series E Conversion Price”) and the initial Series D1 Conversion Price per share for the Series D1 Preferred Stock shall be the Series Dl Original Issue Price (the “Series D1 Conversion Price,” together with the Series I Conversion Price, the Series H Conversion Price, the Series G Conversion Price, the Series F Conversion Price and the Series E Conversion Price, the “Conversion Price”); provided, however, that the Conversion Price for Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock shall be subject to adjustment as set forth in Section 4(d).

(b) Automatic Conversion; Conversion at Initial Public Offering.

(i) Each share of Series I Preferred Stock shall automatically be converted into shares of Common Stock at the Series I Conversion Rate at the time in effect for the Series I Preferred Stock immediately upon the earlier of (A) this corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which was not less than $0.9694 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and the proceeds of which are a minimum of $40,000,000 in the aggregate (a “Series I Qualified Public Offering”) or (B) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series I Preferred Stock.

(ii) Each share of Series H Preferred shall automatically be converted into shares of Common Stock at the Series H Conversion Rate at the time in effect for the Series H Preferred Stock immediately upon the earlier of (A) this corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which was not less than $1.68 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and the proceeds of which are a minimum of $40,000,000 in the aggregate (a “Series H Qualified Public Offering”) or (B) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series H Preferred Stock.

(iii) Each share of Series G Preferred Stock shall automatically be converted into shares of Common Stock at the Series G Conversion Rate at the time in effect for the Series G Preferred Stock immediately upon the earlier of (A) this corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which was not less than $1.68 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and the proceeds of which are a minimum of $40,000,000 in the aggregate (a “Series G Qualified Public Offering”) or (B) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series G Preferred Stock.

(iv) Each share of Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock shall automatically be converted into shares of Common Stock at the Series F Conversion Rate, Series E Conversion Rate and Series D1 Conversion Rate, respectively, at the time in effect for the Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock immediately upon the earlier of (A) this corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, the public offering price of which was not less than $2.37 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) and the proceeds of which are a minimum of $40,000,000 in the aggregate (a “Senior Qualified Public Offering”) or (B) (1) with respect solely to the Series F Preferred Stock and Series D1 Preferred Stock, the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series F Preferred Stock and Series D1 Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis, and (2) with respect solely to the Series E Preferred Stock, the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series E Preferred Stock. In the event of the automatic conversion of the Series E Preferred Stock into shares of Common Stock in connection with a Senior Qualified Public Offering pursuant to the immediately preceding sentence or of the voluntary conversion of the Series E Preferred Stock in connection with this corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended (an “Initial Public Offering”) (in either such event, the “Series E IPO Conversion”), the Company shall issue to each holder of shares of Series E Preferred Stock outstanding immediately prior to the Series E IPO Conversion, in addition to the shares of Common Stock issuable pursuant to the immediately preceding sentence or Section 4(a), respectively, that number of fully-paid and non-assessable shares of Common Stock the (Additional Series E IPO Shares”) equal to the quotient of (X) the aggregate Series E Liquidation Preference of such shares of Series E Preferred Stock and all unpaid and undeclared cumulative dividends on such shares, if any, whether or not earned, calculated as of the closing of the Initial Public Offering, divided by (Y) the price per share to public as printed on the final prospectus filed by the corporation with the Securities and Exchange Commission in connection with the Initial Public Offering.

(v) Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall automatically be converted into shares of Common Stock pursuant to the terms of this Section 4(b)(v) immediately upon this corporation’s Initial Public Offering. In the event of the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock into shares of Common Stock in connection with an Initial Public Offering pursuant to the immediately preceding sentence (the “IPO Conversion”), the Company shall issue to each holder of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock outstanding immediately prior to the IPO Conversion that number of shares of Common Stock (the “IPO Shares”) equal to the quotient of (X) the aggregate Series A Liquidation Preference, Series B Liquidation Preference, Series C Liquidation Preference or Series D Liquidation Preference, as the case may be, of such shares of such series of Preferred Stock calculated as of the closing of the Initial Public Offering, divided by (Y) the price per share to public as printed on the final prospectus filed by the corporation with the Securities and Exchange Commission in connection with the Initial Public Offering.

(c) Mechanics of Conversion. Before any holder of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series Dl Preferred Stock shall be entitled to voluntarily convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall stated therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series D1 Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series D1 Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series I Preferred Stock, Series H Preferred Stock, Series G Preferred

Stock, Series F Preferred Stock, Series E Preferred Stock or Series Dl Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series Dl Preferred Stock shall not be deemed to have converted such Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series D1 Preferred Stock until immediately prior to the closing of such sale of securities. If the conversion is in connection with Automatic Conversion provisions of subsection 4(b)(i)(B), 4(b)(ii)(B), 4(b)(iii)(B) or 4(b)(iv)(B) above, such conversion shall be deemed to have been made on the conversion date described in the stockholder consent approving such conversion, and the persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock as of such date. In the event that dividends shall have accrued or been declared on shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock or Series D1 Preferred Stock prior to a conversion of such shares, and such dividends shall not have been paid or a sum sufficient for the payment thereof set apart, such dividends shall be forfeited.

(d) Conversion Price Adjustments for Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock shall be subject to adjustment from time to time as follows:

(i)(A) If this corporation shall issue, on or after the date upon which this Amended and Restated Certificate of Incorporation is accepted for filing by the Secretary of State of the State of Delaware (the “Filing Date”), any Additional Stock (as defined below) Without consideration or for a consideration per share less than the respective Series I Conversion Price, Series H Conversion Price, Series G Conversion Price, Series F Conversion Price, Series E Conversion Price or Series Dl Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Series I Conversion Price, Series H Conversion Price, Series G Conversion Price, Series F Conversion Price, Series E Conversion Price or Series D1 Conversion Price, as the case may be, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Series I Conversion Price, Series H Conversion Price, Series G Conversion Price, Series F Conversion Price, Series E Conversion Price or Series D1 Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock Outstanding (as defined below) immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by this corporation for such issuance would purchase at the respective Series I Conversion Price, Series H Conversion Price, Series G Conversion Price, Series F Conversion Price, Series E Conversion Price or Series D1 Conversion Price, and the denominator of which shall be the number of shares of Common Stock Outstanding (as defined below) immediately prior to such issuance plus the number of shares of such Additional Stock. For purposes of this Section 4(d)(i)(A), the term “Common Stock Outstanding” shall mean and include the following: (1) outstanding Common Stock, (2) Common Stock issuable upon conversion of outstanding Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock (excluding the Additional Series E IPO

Shares) and Series D1 Preferred Stock, (3) Common Stock issuable upon exercise of outstanding stock options and (4) Common Stock issuable upon exercise (and, in the case of warrants to purchase Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series Dl Preferred Stock, conversion) of outstanding warrants. Shares described in (1) through (4) above shall be included whether vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.

(B) No adjustment of the Series I Conversion Price, Series H Conversion Price, Series G Conversion Price, Series F Conversion Price, Series E Conversion Price or Series Dl Conversion Price shall be made in an amount less than one-tenth (1/10th) of one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C) In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of the Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.

(E) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for purposes of determining the number of shares of Additional Stock issued and the consideration paid therefor:

(1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)), if any, received by this corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

(2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(d)(i)(C) and (d)(i)(D)).

(3) In the event of any change in the number of shares of Common Stack deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, the Conversion Price of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5) The number of shares of Additional Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(d)(i)(E)(3) or (4).

(ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(d)(i)(E)) by this corporation on or after the Filing Date other than:

(A) Common Stock issued pursuant to a transaction described in subsection 4(d)(iii) hereof;

(B) shares of Common Stock issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by this corporation’s Board of Directors;

(C) Common Stock issued pursuant to a Series I Qualified Public Offering, Series H Qualified Public Offering, Series G Qualified Public Offering or Senior Qualified Public Offering;

(D) Common Stock issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the Filing Date (including the Additional Series E IPO Shares and the IPO Shares);

(E) Common Stock issued pursuant to any equipment leasing arrangement or debt financing from a bank or similar institution, in each case that has been approved by the holders of at least a majority of the then outstanding shares of Series H Preferred Stock (voting as a separate class), provided such issuances are not equity financing transactions and are approved by this corporation’s Board of Directors, provided, further that none of such Common Stock is acquired (beneficially or of record) by a Company Affiliate or Affiliated Company (as such terms are defined in that certain Amended and Restated Stockholders’ Agreement, by and among this corporation and certain of its stockholders, dated as of the Filing Date);

(F) Common Stock issued to customers, vendors or other persons or entities in strategic business transactions between this corporation and such parties, provided such issuances are not equity financing transactions and are approved by this corporation’s Board of Directors, provided, further, that none of such Common Stock is acquired (beneficially or of record) by a Company Affiliate or Affiliated Company; provided, further, that in no event shall this corporation issue any securities other than shares of Common Stock in connection with any such strategic business transactions and in no event shall the aggregate amount of all such securities issued in connection with any and all such strategic business transactions at any time exceed 1% of the shares of Common Stock and Preferred Stock outstanding on the Filing Date (calculated on an as-converted to Common Stock basis); or

(G) Common Stock issued or deemed to be issued upon conversion of Series D1 Preferred Stock issued in connection with the acquisition of M7 Networks, Inc.

(iii) In the event this corporation should at any time or from time to time after the Filing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”)

without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(iv) If the number of shares of Common Stock outstanding at any time after the Filing Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e) Other Distributions. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(d)(iii), then, in each such case for the purpose of this subsection 4(e), the holders of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this corporation into which their shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series D1 Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

(f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2) provision shall be made so that the holders of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock shall thereafter be entitled to receive upon conversion of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock. The number of shares of stock or other securities or property of this corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the

Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock) shall be applicable after that event as nearly equivalently as may be practicable.

(g) No Impairment. This corporation will not, without the appropriate vote of the stockholders under the General Corporation Law or Section 6 of this Article IV(B), by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock against impairment.

(h) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock and the aggregate number of shares of Common Stock to be issued to particular stockholders, shall be rounded down to the nearest whole share and the corporation shall pay in cash the fair market value of any fractional shares as of the time when entitlement to receive such fractions is determined. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock pursuant to this Section 4, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series Dl Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series D1 Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series D1 Preferred Stock.

(i) Notices of Record Date. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, this corporation shall mail to each holder of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution.

(j) Reservation of Stock Issuable Upon Conversion. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

(k) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

(l) Waiver of Adjustment to Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Series I Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of the Series I Preferred Stock. Notwithstanding anything herein to the contrary, any downward adjustment of the Series H Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of the Series H Preferred Stock. Notwithstanding anything herein to the contrary, any downward adjustment of the Series G Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of the Series G Preferred Stock. Notwithstanding anything herein to the contrary, any downward adjustment of the Series F Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of the Series F Preferred Stock. Notwithstanding anything herein to the contrary, any downward adjustment of the Series E Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of the Series E Preferred Stock. Notwithstanding anything herein to the contrary, any downward adjustment of the Series D1 Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of the Series D1 Preferred Stock. Any such waiver shall bind all future holders of shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock, as the case may be.

5. Voting Rights.

(a) General Voting Rights. Except as otherwise expressly provided by law or as expressly set forth in this Amended and Restated Certificate of Incorporation, the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock shall not be entitled to vote on any matter. The holder of each share of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series DI Preferred Stock could then be converted (excluding the Additional Series E IPO Shares prior to their actual issuance), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the Bylaws of this corporation and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series Dl Preferred Stock held by each holder could be converted (excluding the Additional Series E IPO Shares prior to their actual issuance)) shall be rounded to the nearest whole number (with one-half (1/2) being rounded upward).

(b) Voting for the Election of Directors. As long as any shares of Series E Preferred Stock are outstanding, the holders of such shares of Series E Preferred Stock shall be entitled to elect one (1) director of this corporation at any election of directors. As long as any shares of Series H Preferred Stock are outstanding, the holders of such shares of Series H Preferred Stock shall be entitled to elect two (2) directors of this corporation at any election of directors. The holders of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock, Series D1 Preferred Stock and Common Stock (voting together as a single class and not as separate series, and on an as-converted basis (excluding the Additional Series E IPO Shares prior to their actual issuance)) shall be entitled to elect any remaining directors of this corporation.

Notwithstanding the provisions of Section 223(a)(1) and 223(a)(2) of the General Corporation Law, any vacancy, including newly created directorships resulting from any increase in the authorized number of directors or amendment of this Amended and Restated Certificate of Incorporation, and vacancies created by removal or resignation of a director, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced; provided, however, that where such vacancy occurs among the directors elected by the holders of a class or series of stock, the holders of shares of such class or series may override the Board’s action to fill such vacancy by (i) voting for their own designee to fill such vacancy at a meeting of the Company’s stockholders or (ii) written consent, if the consenting stockholders hold a sufficient number of shares to elect their designee at a meeting of the stockholders. Any director may be removed during his or her term of office, either with or without cause, by, and only by the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or series of stock represented at the meeting or pursuant to written consent pursuant to this Section 5.

6. Protective Provisions. So long as at least 10% (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) of the shares of the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series D1 Preferred Stock authorized for issuance are outstanding, this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock and Series D1 Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis (excluding the Additional Series E IPO Shares prior to their actual issuance)):

(a) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series Dl Preferred Stock;

(b) authorize or issue, or obligate itself to issue, any security (whether equity, convertible debt or a unit of debt and equity securities or any other security convertible into or exercisable for any such security) having a preference over, or being on a parity with, the Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series D1 Preferred Stock;

(c) redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall not apply to (i) the repurchase of shares, at cost, of Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares upon the termination of employment or service or (ii) the redemption of any share or shares of Preferred Stock in accordance with Section 3;

(d) amend or waive any provision of this corporation’s Certificate of Incorporation or Bylaws where such amendment or waiver adversely affects the rights, preferences or privileges of the shares of Series I Preferred Stock, Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock or Series Dl Preferred Stock; or

(e)(i) pay or declare payment of any dividend or other distribution of any shares of capital stock of this corporation or distribute other than pursuant to the provisions of Section 1 hereof or (ii) transfer the Proceeds of any Liquidation Event other than pursuant to the provisions of Section 2 hereof.

7. Consent Rights.

(a) For so long as at least 10% (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) of the shares of the Series D1 Preferred Stock authorized for issuance are outstanding, this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series Dl Preferred Stock (voting together as a separate series on an as-converted basis): (i) amend this corporation’s Certificate of Incorporation to alter or change the powers, preferences or special rights of the Series Dl Preferred Stock so as to affect them adversely and in a manner different than the effect on each other outstanding series of Preferred Stock, or (ii) authorize or issue, or obligate itself to issue, any security (whether equity, convertible debt or a unit of debt and equity securities or any security convertible into or exercisable for any such security) ranking senior to the Series Dl Preferred Stock but junior to the Series E Preferred Stock or Series F Preferred Stock with respect to dividends, distributions or liquidation preferences.

(b) For so long as at least 10% (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) of the shares of the Series E Preferred Stock authorized for issuance are outstanding, this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock (voting together as a separate series): (i) amend or waive any provision of this corporation’s Certificate of Incorporation or Bylaws to alter or change the powers, preferences or special rights of the Series E Preferred Stock so as to affect them adversely and in a manner different than the effect on other series of Preferred Stock, (ii) increase or decrease the number of authorized shares of Series E Preferred Stock, or (iii) authorize or issue, or obligate itself to issue, any security (whether equity, convertible debt or a unit of debt and equity securities or any security convertible into or exercisable for any such security) ranking senior to the Series E Preferred Stock but junior to either the Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock or Series I Preferred Stock with respect to dividends, distributions, liquidation preferences or redemption.

(c) For so long as at least 10% (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) of the shares of the Series H Preferred Stock authorized for issuance are outstanding, this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series H Preferred Stock (voting together as a separate series): (i) amend or waive any provision of this corporation’s Certificate of Incorporation or Bylaws to alter or change the powers, preferences or special rights of the Series H Preferred Stock so as to affect them adversely and in a manner different than the effect on other series of Preferred Stock, (ii) increase or decrease the number of authorized shares of Series H Preferred Stock, (iii) authorize or issue, or obligate itself to issue, more than 200,381,679 shares of Series I Preferred Stock (including any securities convertible into, or exercisable for, shares of Series I Preferred Stock), which shall initially consist of 190,839,694 shares of Series I Preferred Stock and warrants to purchase 9,541,985 shares of Series I Preferred Stock, or (iv) borrow money from, or become indebted to, including by guaranteeing or otherwise incurring debt on behalf of, any party other than (A) vendors, service providers, trade creditors, employees, independent contractors and equipment lessors, in each case, in the ordinary course of business and, in each case, provided that such parties are not Company Affiliates or Affiliated Companies, (B) indebtedness to this corporation’s wholly-owned subsidiaries, for borrowed money between this corporation and its wholly-owned subsidiaries, excluding any guarantees of indebtedness, and (C) indebtedness not to exceed $42,000,000 outstanding or available under credit facilities of this corporation existing on the date hereof (including indebtedness to Silicon Valley Bank), and any extensions and renewals thereof on substantially similar terms and conditions to the existing credit facilities (for the avoidance of doubt, no such extensions or renewals shall increase the capacity or availability under any such credit facilities or increase the applicable rates of interest thereunder or otherwise contain substantive deviations therefrom); or (v) authorize or issue, or obligate itself to issue, any security (whether equity, convertible debt or a unit of debt and equity securities or any security convertible into or exercisable for any such security) ranking senior to the Series H Preferred Stock but junior to the Series I Preferred Stock with respect to dividends, distributions, liquidation preferences or redemption.

(d) For so long as at least 10% (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) of the shares of the Series I Preferred Stock authorized for issuance are outstanding, this corporation shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series I Preferred Stock (voting together as a separate series): (i) amend or waive any provision of this corporation’s Certificate of Incorporation or Bylaws to alter or change the powers, preferences or special rights of the Series I Preferred Stock so as to affect them adversely and in a manner different than the effect on other series of Preferred Stock, (ii) increase or decrease the number of authorized shares of Series I Preferred Stock.

8. Status of Redeemed or Converted Stock. In the event any shares of Preferred Stock shall be redeemed or converted pursuant to Section 3 or Section 4 hereof the shares so redeemed or converted shall be cancelled and shall not be issuable by this corporation. The Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in this corporation’s authorized capital stock.